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Dow Target Variable Fund LLC
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December 2010

Dear Ohio National or National Security Variable Contract or Policy Owner:

As an Ohio National or National Security variable contract or policy owner with contract or policy values allocated to Ohio National Fund’s Target VIP Portfolio or Target Equity/Income Portfolio, or to any of the Portfolios of The Dow® Target Variable Fund LLC, you are receiving this Information Statement regarding new Sub-Advisory Agreements with First Trust Advisors L.P., dated October 12, 2010.

This statement is being sent for your information only; no action is required of you.

As always, we thank you for your confidence and support.

Sincerely,

Christopher A. Carlson
President

OHIO NATIONAL FUND, INC.
(“ON Fund”)
THE DOW® TARGET VARIABLE FUND LLC
(“The Dow® Target Fund,” collectively with ON Fund, the “Funds”)
One Financial Way
Montgomery, Ohio 45242

INFORMATION STATEMENT

New Sub-Advisory Agreements for
Target VIP Portfolio
Target Equity/Income Portfolio
The Dow® Target 10 Portfolios
The Dow® Target 5 Portfolios
(each a “Portfolio”)

This Information Statement is being distributed in connection with a new sub-advisory agreement, dated October 12, 2010, between Ohio National Investments, Inc. (the “Adviser”) and First Trust Advisors L.P. (“First Trust”) for ON Fund’s Target VIP Portfolio and Target Equity/Income Portfolio (the “New ON Sub-Advisory Agreement”) and a new sub-advisory agreement, dated October 12, 2010, between the Adviser and First Trust for The Dow® Target Fund’s The Dow® Target 10 Portfolios and The Dow® Target 5 Portfolios (the “New The Dow® Target Sub-Advisory Agreement;” collectively, with the New ON Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). This Information Statement is first being sent to shareholders of each Portfolio on or about December 10, 2010.

The Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Introduction

First Trust, the sub-adviser for each of the Portfolios, has one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. First Trust is controlled by Grace Partners and The Charger Corporation. The Charger Corporation is an Illinois corporation that had been controlled by the Robert Donald Van Kampen family. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement to sell 100% of the common stock of The Charger Corporation to Jim Bowen, the President of First Trust (the “Transaction”). The Transaction was consummated on October 12, 2010.

The consummation of the Transaction is deemed to be an “assignment” as defined in the Investment Company Act of 1940 (the “40 Act”) of each of the two sub-advisory agreements (the “Former Sub-Advisory Agreements”) between First Trust and the Adviser with respect to the Portfolios. The Transaction resulted in the automatic termination of the Former Sub-Advisory Agreements for the Portfolios. Pursuant to an Exemptive Order received from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Funds’ portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser. Pursuant to that Exemptive Order, the Board of Directors of the ON Fund (the “ON Board”) and the Board of Managers of the Dow® Target Fund (“The Dow® Target Board;” collectively, with the ON Board, the “Board”) approved the New Sub-Advisory Agreements with First Trust. There will be no change in the portfolio management of the Portfolios or in their investment objectives or policies as a result of the Transaction or the New Sub-Advisory Agreements.

Advisory Agreements

The Adviser serves as investment adviser to the Target VIP Portfolio and the Target Equity Income Portfolio pursuant to an amended and restated Investment Advisory Agreement between the Adviser and the ON Fund, dated August 14, 2006 and to The Dow® Target 10 Portfolios and The Dow® Target 5 Portfolios pursuant to an Investment Advisory Agreement between the Adviser and The Dow® Target Fund, dated October 12, 1998 (each, an “Advisory Agreement”). Each Advisory Agreement allows the Adviser to delegate its investment management services with respect to the Portfolios to a sub-adviser. The Board last approved the renewal of each Advisory Agreement at a meeting held on November 11, 2010. The ON Fund Advisory Agreement was approved by the shareholders on August 11, 2006, and The Dow® Target Fund Advisory Agreement was approved by the shareholders on January 4, 1999.

There is no change in either Advisory Agreement or the advisory fee rates paid by the Portfolios’ shareholders in connection with the Transaction. As compensation for its services to the Portfolios, the Adviser receives monthly fees from the Portfolios at the following annual rates on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid:

Target VIP Portfolio	The Dow® Target 10 Portfolios
0.60% of the first $100 million	0.60%
0.55% of the next $400 million
0.50% over $500 million

Target Equity/Income Portfolio	The Dow® Target 5 Portfolios
0.60% of the first $100 million	0.60%
0.55% of the next $400 million
0.50% over $500 million

For the fiscal year ended December 31, 2009, the Adviser received $111,970 in advisory fees for management of the Target VIP Portfolio, which was 0.60% of the Portfolio’s average daily net assets, and $134,147 in advisory fees for the management of the Target Equity/Income Portfolio, which was 0.60% of the Portfolio’s average daily net assets. For the fiscal year ended December 31, 2009, the Adviser received $67,476 in advisory fees for the management of all of the Portfolios of The Dow® Target Fund.

New Sub-Advisory Agreements

The terms of the New Sub-Advisory Agreements are the same in all material respects as the terms of the Former Sub-Advisory Agreements with First Trust. The Board approved the renewal of the Former Sub-Advisory Agreements with First Trust at a meeting held on November 11, 2010 and approved each New Sub-Advisory Agreement at a meeting held on September 22, 2010. The shareholders generally authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order described above on April 30, 2002.

The following is a brief summary of the material terms of each New Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement for the Target VIP Portfolio and Target Equity Income Portfolio is attached as Appendix A, and a copy of the New Sub-Advisory Agreement for The Dow® Target 10 Portfolios and The Dow® Target 5 Portfolios is attached as Appendix B. You should read Appendix A and Appendix B for a complete understanding of the New Sub-Advisory Agreements.

Each New Sub-Advisory Agreement provides that First Trust will, among other things:

(1)	provide investment advice and recommendations to the Portfolio with respect to the Portfolio’s investments consistent with the Portfolio’s investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolio’s securities;

(3)	provide, at its expense, all necessary investment and management facilities; and

(4)	provide periodic reports regarding the investment service provided to the Portfolio.

There is no change in the sub-advisory fees paid by the Adviser to First Trust for any of the Portfolios. These fees are paid from the Adviser’s assets and do not affect the Portfolios’ expenses. The sub-advisory fees are calculated as a percentage of the Portfolio assets managed by First Trust based on the following schedule:

Target VIP Portfolio	The Dow® Target 10 Portfolios
0.35% of the first $500 million	0.35%
0.25% over $500 million

Target Equity/Income Portfolio	The Dow® Target 5 Portfolios
0.35% of the first $500 million	0.35%
0.25% over $500 million

For the fiscal year ended December 31, 2009, First Trust received $65,335 in sub-advisory fees from the Adviser for the Target VIP Portfolio, which was 0.35% of the Portfolio’s average daily net assets, and $78,230 in sub-advisory fees from the Adviser for the Target Equity/Income Portfolio, which was 0.35% of the Portfolio’s average daily net assets. For the fiscal year ended December 31, 2009, First Trust received $39,351 in sub-advisory fees from the Adviser for all the Portfolios of The Dow® Target Fund.

Information About the Sub-Adviser

First Trust serves as advisor or sub-advisor for 20 mutual fund portfolios, three exchange-traded funds consisting of 43 series and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities.

The following are the names and principal occupations of the principal executive officers of First Trust. The address of each such person is 120 E. Liberty Drive in Wheaton, Illinois 60187.

Name	Position with First Trust and Principal Occupation

James A. Bowen	President
Mark R. Bradley	Chief Financial Officer
Andy Roggensack	Managing Director
W. Scott Jardine, Esq.	General Counsel

First Trust acts as investment adviser or sub-adviser to the funds listed in the table below, each of which has similar investment objectives to that of the Portfolios. First Trust does not waive or reduce its compensation, except as noted below, for any fund shown in the table as of September 30, 2010.

	Net Assets as of	Annual Fee Rate as a	Relationship
	September 30, 2010	Percentage of Average	(Adviser or
Fund	(Millions)	Annual Assets	Sub-adviser)

First Defined Portfolio Fund, LLC
Target Managed VIP Portfolio*	$27,399,504	0.60%	Investment Adviser
The Dow® Dart 10 Portfolio*	$5,125,121	0.60%	Investment Adviser
The Dow® Target Dividend Portfolio*	$21,203,149	0.60%	Investment Adviser
Global Dividend Target 15 Portfolio*	$37,070,499	0.60%	Investment Adviser
S&P® Target 24 Portfolio*	$7,636,763	0.60%	Investment Adviser
NASDAQ® Target 15 Portfolio*	$4,719,170	0.60%	Investment Adviser
Value Line Target 25 Portfolio*	$11,301,911	0.60%	Investment Adviser
First Trust Target Focus Four Portfolio*	$10,250,615	0.60%	Investment Adviser
Prudential — Advanced Series Trust
AST First Trust Balanced Target Portfolio	$2,367,892,002	0.35% up to and including the first $250 million; 0.30% over the next $250 million up to and including $500 million; 0.25% over the next $500 million up to and including $1 billion; 0.20% over $1 billion	Sub-Adviser

	Net Assets as of	Annual Fee Rate as a	Relationship
	September 30, 2010	Percentage of Average	(Adviser or
Fund	(Millions)	Annual Assets	Sub-adviser)

AST First Trust Capital Appreciation Target Portfolio	$3,241,522,079	0.35% up to and including the first $250 million; 0.30% over the next $250 million up to and including $500 million; 0.25% over the next $500 million up to and including $1 billion; 0.20% over $1 billion	Sub-Adviser

*	First Trust has agreed to limit fees and/or pay the applicable fund’s expenses to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 1.47% (1.37% in the case of First Trust Target Focus Four Portfolio) of its average daily net assets per year at least until December 31, 2011. Expenses borne by First Trust are subject to reimbursement by the fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the fund at any time if it would result in the fund’s expenses exceeding 1.47% (1.37% in the case of First Trust Target Focus Four Portfolio) of its average daily net assets per year. The agreement may be terminated by First Defined Portfolio Fund, LLC on behalf of the applicable fund at any time and by First Trust only after December 31, 2011 upon 60 days’ written notice.

Board Approval of the Sub-Advisory Agreement

At a meeting held on September 22, 2010, in advance of the consummation of the Transaction, the Board of Directors of the ON Fund approved the New ON Sub-Advisory Agreement for the Target VIP Portfolio and Target Equity/Income Portfolio. Representatives of the Adviser recommended that the New ON Sub-Advisory Agreement be approved.

In evaluating the New ON Sub-Advisory Agreement, the Directors considered that they have generally been satisfied with the nature and quality of the services provided to the Portfolios by First Trust and that the Portfolios would be best served by an arrangement that appears likely to maintain the continuity and stability of the provider of these services. They noted that the Portfolios are each based on a quantitative model that has fallen out of favor with the market, and that because the Portfolios are not actively managed, their performance does not reflect poorly on the sub-adviser, but is a function of the effectiveness of the model. In unanimously determining to approve the new ON Sub-Advisory Agreement, the Directors concluded that the terms of the Agreement were fair and reasonable and that approval was in the best interests of each Portfolio and its shareholders. In reaching this determination, the Directors considered, in addition to the factors discussed above, the following factors, among others: (1) that the consummation of the Transaction would be deemed to be an assignment under the Investment Company Act of 1940 (“1940 Act”) and the existing sub-advisory agreement; (2) that First Trust’s management team and key investment personnel would remain in place after the Transaction; (3) that the New ON Sub-Advisory Agreement would be the same in all material respects as the existing sub-advisory agreement with First Trust; (4) that the advisory and sub-advisory fees, including breakpoints, would remain the same; and (5) that it was expected that First Trust would be able to maintain the current level and quality of Portfolio services, with which the Directors continued to be satisfied.

At a meeting held on September 22, 2010, in advance of the consummation of the Transaction, the Board of Managers of The Dow® Target Fund approved the New The Dow® Target Sub-Advisory Agreement for all of its Portfolios. Representatives of the Adviser recommended that the New The Dow® Target Sub-Advisory Agreement be approved.

In evaluating the New The Dow® Target Sub-Advisory Agreement, the Managers considered that they have generally been satisfied with the nature and quality of the services provided to the Portfolios by First Trust and that the Portfolios would be best served by an arrangement that appears likely to maintain the continuity and stability of the provider of these services. They noted that the Portfolios are each based on a quantitative model that has fallen out of favor with the market, and that because the Portfolios are not actively managed, their performance does not reflect poorly on the sub-adviser, but is a function of the effectiveness of the model. In unanimously determining to approve the New The Dow® Target Sub-Advisory Agreement, the Managers concluded that the terms of the Agreement were fair and reasonable and that approval was in the best interests of each Portfolio and its shareholders. In reaching this determination, the Managers considered, in addition to the factors discussed above, the following factors, among others: (1) that the consummation of the Transaction would be deemed to be an assignment under the Investment Company Act of 1940 (“1940 Act”) and the existing sub-advisory agreement; (2) that First Trust’s management team and key investment personnel would remain in place after the Transaction; (3) that the New The Dow® Target Sub-Advisory Agreement would be the same in all material respects as the existing sub-advisory agreement with First Trust; (4) that the advisory and sub-advisory fees, including breakpoints, would remain the same; and (5) that it was expected that First Trust would be able to maintain the current level and quality of Portfolio services, with which the Managers continued to be satisfied.

Other Information

The Adviser, Administrator and Underwriter.  The Adviser serves as investment adviser for the Funds and all their portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Funds. Ohio National Equities, Inc. (“ONEQ”), which is a wholly-owned subsidiary of ONLIC, is the Funds’ underwriter. The Adviser, ONLIC and ONEQ are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports.  The Funds have previously sent their most recent Annual Report and Semi-Annual Report to their shareholders. Copies of them are available, without charge, by writing to the Funds at One Financial Way, Montgomery, Ohio 45242 or by calling 1-877-665-6642.

Outstanding Shares.  The Target VIP Portfolio and Target Equity/Income Portfolio each has one class of shares, 100% of which is owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“National Security”). The address of Ohio National and National Security is One Financial Way, Montgomery, Ohio 45242.

As of November 1, 2010, there were 2,424,748 shares issued and outstanding of the Target VIP Portfolio. ONLIC owned 98.38% of these shares; ONLAC owned 0.74% and NSLAC owned 0.88%. As of November 1, 2010, there were 3,029,466 shares issued and outstanding of the Target Equity/Income Portfolio. ONLIC owned 94.88% of these shares; ONLAC owned 0.87% and NSLAC owned 4.25%.

Each Portfolio of The Dow® Target Fund has one class of shares, 100% of which is owned of record by ONLIC. As of November 1, 2010, there were 1,318,173 shares issued and outstanding of The Dow® Target Fund.

None of the Directors (Managers) directly owns shares of either Fund. Only one Director (Manager), John Palmer, owns variable contracts that entitle him to give voting instructions to the Funds. As of September 30, 2010, the Directors (Managers) as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Portfolio. To the extent known by the Funds, there are no persons owning contracts which would entitle them to give voting instructions with respect to 5% or more of the outstanding shares of any Portfolio.

Appendix A

SUB-ADVISORY AGREEMENT

This Agreement is made as of the 12th day of October, 2010, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and First Trust Advisors L.P, an Illinois limited partnership (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to those portions of the assets of the Fund designated as the Target VIP Portfolio and Target Equity/Income Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

Section 1.  Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Target VIP Portfolio and the Target Equity/Income Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolios”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolios shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolios shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolios and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Sub-Adviser shall:

(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolios or under consideration for inclusion therein;

(2) formulate and implement a continuous investment program for the Portfolios consistent with the investment objectives and related investment policies and restrictions for each such Portfolio as set forth in the Prospectus; and

(3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolios, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolios’ custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolios. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolios’ custodian.

(f) In connection with the placement of orders for the execution of the Portfolios’ securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolios as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolios shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolios in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

Section 2.  Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolios’ organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolios, expenses of offering interests in the Portfolios for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolios’ existence.

Section 3.  Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolios.

Section 4.  Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of (a) 0.35% of first $five hundred million dollars ($500,000,000) of average daily net assets of each the Target VIP Portfolio and Target Equity/Income Portfolio during the month preceding each payment and 0.25% of the average daily net assets of each Portfolio in excess of five hundred million dollars ($500,000,000) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolios as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

Section 5.  Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of a Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, as a result of the Sub-Adviser’s management of the Portfolios.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolios, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

Section 6.  Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolios shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolios and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any.

The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

Section 7.  Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

Section 8.  Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

Section 9.  Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. This Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of each Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

Section 10.  Termination of Agreement; Assignment

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of any Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 11.  Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in a Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolios; or (4) any change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.
P.O. Box 237
Cincinnati, Ohio 45201
Fax No. (513) 794-4507

With a copy to:

Christopher A. Carlson, President
Ohio National Investments, Inc.
P.O. Box 237
Cincinnati, Ohio 45201

If to the Sub-Adviser:

First Trust Advisors, L.P.
120 Liberty Drive
Wheaton, Illinois 60187

Section 11.  Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

Section 12.  Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

Section 13.  Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	Christopher A. Carlson, President

First Trust Advisors, L.P.

By:

Accepted and Agreed:
Ohio National Fund, Inc.

By:

Appendix B

SUB-ADVISORY AGREEMENT

This Agreement is made as of the 12th day of October, 2010, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and First Trust Advisors L.P, an Illinois limited partnership (the “Sub-Adviser”).

WHEREAS, Dow Target Variable Fund LLC (the “Fund”), is an Ohio limited liability company that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

Section 1.  Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of each Portfolio of the Fund that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolios”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolios shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolios shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolios and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Sub-Adviser shall:

(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolios or under consideration for inclusion therein;

(2) formulate and implement a continuous investment program for the Portfolios consistent with the investment objectives and related investment policies and restrictions for each such Portfolio as set forth in the Prospectus; and

(3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolios, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolios’ custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolios. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolios’ custodian.

(f) In connection with the placement of orders for the execution of the Portfolios’ securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolios as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolios shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolios in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

Section 2.  Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolios’ organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolios, expenses of offering interests in the Portfolios for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolios’ existence.

Section 3.  Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolios.

Section 4.  Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of (a) 0.35% of the average daily net assets of each Portfolio of the Fund during the month preceding each payment (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolios as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

Section 5.  Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”).

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolios, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

Section 6.  Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolios shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolios and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

Section 7.  Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

Section 8.  Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

Section 9.  Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. This Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of each Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

Section 10.  Termination of Agreement; Assignment

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of any Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 11.  Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in a Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolios; or (4) any change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.
P.O. Box 237
Cincinnati, Ohio 45201
Fax No. (513) 794-4507

With a copy to:

Christopher A. Carlson, President
Ohio National Investments, Inc.
P.O. Box 237
Cincinnati, Ohio 45201

If to the Sub-Adviser:

First Trust Advisors, L.P.
120 Liberty Drive
Wheaton, Illinois 60187

Section 11.  Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

Section 12.  Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

Section 13.  Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	Christopher A. Carlson, President

First Trust Advisors, L.P.

By:

Accepted and Agreed:
Dow Target Variable Fund LLC

By: